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                                                                   EXHIBIT 10.16
                                 PROMISSORY NOTE
                          MADE BY DIEDRICH COFFEE, INC.
                                   IN FAVOR OF
                                 THE PALM TRUST

$1,500,000 Maximum Principal Amount                                 May 27, 1997
                                                              Irvine, California

        1. OBLIGATION. FOR VALUE RECEIVED, the undersigned Borrower hereby promises to pay to the order of The Palm Trust ("Holder") or their successors or assigns, the principal sum of up to One Million Five Hundred Thousand Dollars ($1,500,000) or such lesser amount as may be borrowed under the terms of this Note, together with interest on the unpaid principal amount from time to time outstanding from the date hereof until the principal amount of this Note is paid in full, in accordance with the terms of this Note, at the Note Rate (as defined below). The principal of this Note, together with all accrued and unpaid interest, shall become due and payable on January 27, 1998 or promptly after closing of new financing, debt or equity, in an amount exceeding $1,500,000 (excluding lease financing). Interest shall become due and payable monthly as it is accrued, beginning May 27, 1997.

        2. INTEREST. The principal amount of this Note shall bear interest at the Note Rate. The "Note Rate" shall be the prime rate plus three and one-half percent or the maximum rate allowable by law. The prime rate as of any date shall be determined by reference to the prime rate as published in the Wall Street Journal (the base rate on corporate loans posted by at least 75% of the thirty largest U.S. banks). Interest shall be computed daily at the Note Rate on the basis of the actual number of days in which all or any portion of the principal amount hereof is outstanding computed on the basis of a 360 day year.

        3. DISBURSEMENTS. Borrower may borrow any amount up to an aggregate amount of $1,500,000 by providing notice to Holder prior to the date of the borrowing, which notice shall include the amount of such borrowing and the date of such borrowing; provided that each such borrowing shall be in a minimum principal amount of $25,000 or any larger multiple of $5,000. Within the limits set forth in this Note, Borrower may borrow amounts under this Note, provided that the aggregate principal balance outstanding under this Note at any given time shall not exceed $1,500,000.

           All loans made by Holder and all repayments of the principal thereof shall be recorded by the Holder and endorsed by an officer of the Borrower on the Schedule attached hereto, or on a continuation of such schedule


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           attached to and made a part hereof; provided that the failure of
           Holder to make any such recordation or of Borrower to make any such endorsement shall not affect the obligations of Borrower hereunder.

        4. EFFECT OF NON-PAYMENT OF PRINCIPAL AND INTEREST. In the event that any principal and/or interest is not paid when due, without affecting any of Holder's other rights and remedies, the unpaid principal amount and, to the extent permitted by applicable law, interest, shall bear interest at the Note Rate and shall be payable on demand of Holder until such unpaid amount is paid in full.

        5. PAYMENT OF PRINCIPAL AND INTEREST. Principal and interest shall be payable in lawful money of the United States at Holder's offices located at 450 Newport Center Drive, #450, Newport Beach, California 92660.

        6. PREPAYMENT. This Note may be prepaid at any time without penalty.

        7. DEFAULT. Borrower will be deemed to be in default under this Note upon the occurrence of any event of default as defined below:

               (a) Borrower shall fail to pay when due (whether by acceleration or otherwise) principal or interest on this Note, and such default unless otherwise cured shall have continued for a period of fifteen (15) calendar days; or

               (b) Any representation or warranty made by or on behalf of Borrower in the Note or in any statement or certificate given in writing pursuant thereto or in connection therewith is false, misleading or incomplete in any material respect when made (or deemed to have been made); or

               (c) Borrower breaches or fails, or neglects to perform, keep or observe any covenant set forth in the Note and the same has not been cured within ten (10) calendar days after Borrower receives notice thereof from Lender; or

               (d) Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general



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                    assignment for the benefit of creditors, or shall fail to
                    pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

               (e) An involuntary case or other proceeding shall be commenced against Borrower seeking liquidation, reorganization or other relief with respect to its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against Borrower under the federal bankruptcy laws as now or hereafter in effect; or

               (f) The Note for any reason (other than the satisfaction in full of all amounts owing in connection with the Note) ceases to be, or is asserted by Borrower not to be, a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms; of

               (g) Borrower has fraudulently conveyed or concealed any material property to prevent attachment or execution by its creditors; or

               (h) Borrower is insolvent and fails to satisfy or obtain the release of any judicial lien within 30 days of such lien coming into existence; or

               (i) Borrower has admitted to any person in writing that it is unable to pay its debts and that it is willing to be adjudged a bankrupt.

        8. REMEDIES OF LENDER. If an Event of Default shall occur and be continuing or shall exist, the principal amount of the Note and interest accrued thereon shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue.

        9. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance wit, the internal laws (excluding the laws of conflict and choice of law) of the State of California.




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       11. WAIVER. No failure to exercise and no delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

       12. AMENDMENT. This Note may be amended or modified only upon the written consent of both Borrower and Holder. Any amendment must specifically state the provision or provisions to be amended and the manner in which such provisions(s) are to be amended.


                            [Signature Page Follows]







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                       [SIGNATURE PAGE TO PROMISSORY NOTE]


        IN WITNESS WHEREOF, Borrower has executed this Note in favor of The Palm Trust as of the date and year first above written.


                                   BORROWER:

                                   DIEDRICH COFFEE, INC., a Delaware
                                   corporation


                                   By:   /s/  KERRY W. COIN
                                       -----------------------------------------

                                   Name:   Kerry W. Coin
                                         ---------------------------------------

                                   Title:  President and Chief Operating Officer
                                           -------------------------------------







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                                 PROMISSORY NOTE
                          MADE BY DIEDRICH COFFEE, INC.
                                   IN FAVOR OF
                                 THE PALM TRUST

                                  MAY 27, 1997

                               LOANS OF PRINCIPAL


                                                            Holder of          Borrower
       Date        Amount of Loan    Principal Balance     Recordation      Endorsement By
---------------------------------------------------------------------------------------------
      5/27/97         $350,000            $350,000        The Palm Trust
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      6/11/97         $600,000            $950,000        The Palm Trust
---------------------------------------------------------------------------------------------
      6/26/97         $300,000          $1,250,000        The Palm Trust
---------------------------------------------------------------------------------------------
      8/19/97         $250,000          $1,500,000        The Palm Trust
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




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